Provisions	12 Months Ended
Jun. 30, 2026
Provisions
Provisions

19. Provisions

The Group is subject to claims, lawsuits and other legal proceedings in the ordinary course of business, including claims from clients where a third party seeks reimbursement or damages. The Group’s responsibility under such claims, lawsuits and legal proceedings cannot be estimated with certainty. From time to time, the status of each major issue is evaluated and its potential financial exposure is assessed. If the potential loss involved in the claim or proceeding is deemed probable and the amount may be reasonably estimated, a liability is recorded. The Group estimates the amount of such liability based on the available information and in accordance with the provisions of the IFRS Accounting Standards. If additional information becomes available, the Group will make an evaluation of claims, lawsuits and other outstanding proceedings, and will revise its estimates.

The following table shows the movements in the Group’s provisions categorized by type:

	Legal claims (iii)	Investments in associates and joint ventures (ii)	Total
As of 06.30.2024	45,968	29	45,997
Additions (i)	6,529	-	6,529
Share of loss of associates	-	124	124
Recovery (i)	(1,871)	(47)	(1,918)
Used during the year	(674)	-	(674)
Gain on net monetary position (IAS 29)	(168)	-	(168)
As of 06.30.2025	49,784	106	49,890
Additions (i)	6,633	-	6,633
Share of loss of associates	-	78	78
Incorporation by business combination (iv)	393	-	393
Recovery (i)	(891)	-	(891)
Used during the year	(1,441)	-	(1,441)
Gain on net monetary position (IAS 29)	(858)	-	(858)
As of 06.30.2026	53,620	184	53,804
	06.30.2026	06.30.2025
Non-Current	47,827	42,964
Current	5,977	6,926
Total	53,804	49,890

(i)	Additions and recoveries are included in “Other operating results, net” in the Statement of Income and Other Comprehensive Income.
(ii)	Corresponds to the equity interest in Puerto Retiro. Additions and recoveries are included in “Share of profit / (loss) of associates and joint ventures”.
(iii)	Includes the provision for the IDBD claim.
(iv)	See note 4 to these Consolidated Financial Statements.

IDBD

The Group lost control of IDBD on 2020.

Subsequently, IDBD initiated legal actions against Dolphin Netherlands B.V. (“Dolphin BV”) and IRSA, claiming approximately NIS 140 million, alleging the breach of an alleged capital contribution commitment.

The original claim was dismissed within the framework of IDBD’s insolvency proceedings, with the trustee reserving the right to file a new claim, which was subsequently filed against Dolphin BV and IRSA for the same amount, plus interest and costs.

As of today, IRSA and Dolphin BV have been notified and are exercising their defense. The proceeding is currently at the evidentiary stage, with documentation exchanged between the parties and hearings scheduled. The Court has rejected precautionary measures requested by the counterparty, and certain procedural matters have been resolved, with the case currently in progress.

The Court has suggested that the parties explore resolution alternatives through negotiation or mediation.

The Company challenges the merits of the claim, both in relation to its standing as a defendant and regarding its substantive grounds. Nevertheless, based on the assessment of its legal advisors and in accordance with applicable accounting standards, the Company has recognized a provision related to this litigation.

As of the issuance date of these financial statements, the proceeding remains ongoing.